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                                                                   Exhibit 10.37


                                 LEASE AGREEMENT


                                     Between


             ROYALTON INVESTORS, LLC AND BIG T INVESTMENTS, L.L.C.,

                              AS TENANTS IN COMMON

                                    as Lessor


                                       and


                                CERES GROUP, INC.

                                    as Lessee


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THIS LEASE AGREEMENT, dated as of July 31, 2001 (this "LEASE"), is made between
ROYALTON INVESTORS, LLC and BIG T INVESTMENTS, L.L.C., as tenants in common ("LESSOR"), and CERES GROUP, INC., a Delaware corporation (herein, together with any corporation succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "LESSEE").

                                   ARTICLE I

SECTION 1.01 LEASE OF PREMISES; TITLE AND CONDITION. In consideration of the rents and covenants herein stipulated to be paid and performed by Lessee and upon the terms and conditions herein specified, Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the premises (the "PREMISES") consisting of:

                  (a) that parcel of land more particularly described in Part I of Schedule A attached hereto and made a part hereof (the "LAND") having an address at 17800 Royalton Road, Strongsville, Ohio 44136;

                  (b) all of the buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter in, on, over and under the Land and all plumbing, gas, electrical, ventilating, lighting and other utility systems, ducts, hot water heaters, oil burners, domestic water systems, elevators, escalators, canopies, air conditioning systems and all other building systems and fixtures attached to or comprising a part of the buildings but excluding all personal property now or hereafter belonging to Lessee and Severable Property (as defined in Section 3.01 hereof) (collectively, the "IMPROVEMENTS"); and

                  (c) all of Lessor's right, title and interest, if any, in and to all easements, rights-of-way, appurtenances and other rights and benefits associated with the Land and to all public or private streets, roads, avenues, alleys or passways, open or proposed, on or abutting the Land, including, without limitation, the agreements, if any, set forth in Part II of Schedule A (the "AGREEMENTS") (all of the foregoing being included within the term "LAND").

         The Premises are leased to Lessee in their present condition without representation or warranty by Lessor and subject to the rights of parties in possession, to the existing state of title, to all applicable Legal Requirements (as defined in Section 5.02(b)) now or hereafter in effect and to Permitted Exceptions listed in Part III of Schedule A. Lessee has examined the Premises and title to the Premises and has found all of the same satisfactory for all purposes.

         SECTION 1.02 USE. Lessee may use the Premises for any lawful purpose, provided such use shall not diminish the value of the Premises or constitute a nuisance.

         SECTION 1.03 TERM. This Lease shall be for an Interim Term beginning as of the date hereof and ending at midnight on the last day of the month including the date hereof and a Primary Term of 15 years beginning on August 1, 2001, and ending at midnight on July 31, 2016. The time period during which this Lease shall actually be in effect, including the Interim Term, the Primary Term and any Extended Term (as defined in Section 1.04) for which the right

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to extend is exercised, as any of the same may be terminated prior to their scheduled expiration pursuant to the provisions hereof, is sometimes referred to herein as the "LEASE TERM."

         SECTION 1.04 OPTIONS TO EXTEND THE TERM. Unless an Event of Default (as defined herein) has occurred and is continuing at the time any option is exercised, Lessee shall have the right and option to extend the Lease Term for four additional periods of five years each, each commencing at midnight on the day on which the then existing term of this Lease expires (an "EXTENDED TERM"), unless this Lease shall expire or be terminated pursuant to any provision hereof. The Primary Term and any Extended Term shall commence and expire on the dates set forth in Part I of Schedule B. Lessee shall, if at all, exercise its option to extend the Lease Term for any of the first two Extended Terms (each, a "FIXED RENTAL EXTENDED TERM") by giving notice of exercise (the "FIXED RENTAL EXTENDED TERM NOTICE") of option no later than 18 months prior to expiration of the then existing term. Lessee shall exercise its option to extend the Lease Term for each of the third and fourth Extended Terms by giving written notice of intent to Lessor at any time not more than 24 or less than 21 months prior to the expiration of the then existing second or third Extended Term (which notice of intent will not extend the then existing term of this Lease), but shall obligate the parties to begin the determination of Fair Market Rental (as defined herein) for the Premises for such third and fourth Extended Term pursuant to subsection 1.05(d) and then by delivering to Lessor a written instrument confirming the exercise of option (a "CONFIRMATION NOTICE") no later than 18 months prior to the expiration of the then existing second or third Extended Term and after the Fair Market Rental for the Premises for the third or fourth Extended Term has been determined as provided in subsection 1.05(d), provided that, if such Fair Market Rental value has not been so determined at least 20 days prior to the date by which Lessee must deliver such instrument of exercise, Lessee shall have an additional 30 days after determination thereof within which to make such delivery. Upon the delivery of a Fixed Rental Extended Term Notice or a Confirmation Notice, as applicable, the Lease Term shall be automatically extended for the next succeeding Extended Term on the terms and conditions provided herein. Upon the request of Lessor or Lessee, the parties hereto will, at the expense of Lessee, execute and exchange an instrument in recordable form setting forth the extension of the Lease Term in accordance with this Section 1.04. Notwithstanding the foregoing, the parties desire to avoid the inadvertent failure of Lessee from exercising the options to extend this Lease. Accordingly, Lessor agrees that, if Lessee does not give written notice to Lessor of its election to exercise or waive an extension option prior to the notice deadlines set forth above, such option to extend shall remain in effect until the expiration of 30 days following receipt of written notice from Lessor stating that Lessee's option to extend must be exercised or will lapse; provided, further, that, notwithstanding the foregoing, Lessor may provide such reminder notice at any time within 36 months prior to the scheduled expiration of the Lease Term.

         SECTION 1.05 RENT. (a) During the Primary Term and any Fixed Rental Extended Term, Lessee shall pay the amounts set forth in Part II of Schedule B and during the remaining Extended Term the amount determined in accordance with subsection 1.05 (b), as basic rent for the Premises ("BASIC RENT"). Lessee shall pay Basic Rent to Lessor by wire transfer, in immediately available funds, in accordance with the wire transfer instructions set forth on Schedule C attached, or in accordance with such other instructions as Lessor from time to time may designate in writing to Lessee. Lessor shall give Lessee not less than 15 days' prior written notice of any change in the instructions to which such payments are to be made. If the party entitled to receive Basic Rent shall change, Lessee may, until receipt of notice of such change

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from the party entitled to receive Basic Rent immediately preceding such change, continue to pay Basic Rent and additional charges to the party to which, and in the manner in which, the preceding installment of Basic Rent or additional charges, as the case may be, was paid. Such annual rentals shall be payable in equal monthly installments in advance on the first day of each month. Any rental payment made in respect of a period which is less than one month shall be prorated by multiplying the then applicable monthly rental by a fraction the numerator of which is the number of days in such month with respect to which rent is being paid and the denominator of which is the total number of days in such month. Lessee shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Basic Rent, additional charges and any other sum due hereunder when due and payable, without notice or demand.

                  (b) During the final two Extended Terms after the Fixed Rental Extended Terms hereof, if any, Lessee shall pay to Lessor as Basic Rent for the Premises, without any prior demand therefor, an amount per annum equal to the Fair Market Rentals (as hereinafter defined).

                  (c) In no event shall the annual rental for the final two Extended Terms after the Fixed Rental Extended Terms be an amount less than the rental paid in the final year of the immediately preceding Extended Term. Such amount shall be payable in equal monthly installments in advance on the first day of each month during such Extended Term.

                  (d) The term "FAIR MARKET RENTALS" as used herein shall mean an amount equivalent to the then current fair market rate of rentals received in the general market area in which the Premises are located for similar buildings of comparable characteristics, including, but not limited to, comparable lease terms, age, condition and classification, as such rental shall be adjusted by a reasonable allowance for operating and maintenance costs (not paid separately by the lessee under such other lease) of a building of comparable characteristics. Following delivery of the notice of intent described in Section 1.04 hereof, the Fair Market Rentals shall be determined mutually by Lessor and Lessee within 30 days after Lessor's receipt of Lessee's notice of intent or, if no mutual determination is made, by the following procedure: not more than 40 days after Lessor's receipt of Lessee's notice of intent, the parties shall attempt to agree upon an appraiser. If the parties agree upon an appraiser, the appraiser so selected shall appraise the Fair Market Rentals within 30 days after selection. If the parties fail to so agree upon the selection of one such appraiser within 40 days after Lessor's receipt of Lessee's notice of intent, Lessee and Lessor shall each designate, within 10 days from the end of such 40-day period, one appraiser to determine such Fair Market Rental value. In the event either party fails to so select its own appraiser, the other party's appraiser shall determine Fair Market Rentals. The two appraisers so selected shall, within 30 days after appointment, each set forth in writing their opinion as to the Fair Market Rentals as of the date of said appraisal. If the two appraisals are within 10% of each other, then they shall be averaged and such average shall be the Fair Market Rentals. If the two appraisals are not within 10% of each other, then within five days after the end of the 30-day period referred to above, each party will cause the appraiser selected by it to supply the name of a third appraiser. An employee of Lessee, with a representative of Lessor present, shall randomly draw one name of the two provided. Such selected appraiser shall be the


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         "THIRD APPRAISER". If only one of the appraisers selected by Lessor or
         Lessee selects a potential third appraiser named by the one appraiser shall be the "Third Appraiser". Within 30 days after appointment, the Third Appraiser shall determine Fair Market Rentals. If the Third Appraiser's appraisal is equal to one of the appraisals of the first two appraisers selected by Lessor and Lessee or is greater than the lower of the two appraisals but less than the higher of the two appraisals, then the Third Appraiser's appraisal shall be deemed to be the Fair Market Rentals. If the Third Appraiser's appraisal is not equal to one of the appraisals or is not greater than the lower of the two appraisals but less than the higher of the two appraisals, then the appraisal furthest from that of the Third Appraiser shall be disregarded and the average of the remaining two appraisals shall be deemed to be the Fair Market Rentals. All appraisers shall be members in good standing of the American Institute of Real Estate Appraisers or any organization succeeding thereto and have had not less than 10 years' experience with commercial real estate of the type of the Premises in the general market area where the Premises are located. Lessor and Lessee shall each pay one-half (1/2) of the cost of all appraisals.

                                   ARTICLE II

         SECTION 2.01 MAINTENANCE AND REPAIR.

                  (a) Lessee acknowledges that it has received the Premises in good order and repair. Lessee, at its own expense, will maintain all parts of the Premises in good repair and condition and will take all action and will make all structural and nonstructural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep all parts of the Premises in good repair and condition (including, but not limited to, all painting, glass, utilities, conduits, fixtures and equipment, foundation, roof, exterior walls, heating and air conditioning systems, wiring, plumbing, sprinkler systems and other utilities, and all paving, sidewalks, roads, parking areas, curbs and gutters and fences), subject to ordinary wear and tear and casualty and/or condemnation not required to be repaired or restored by Lessee pursuant to this Lease. Lessor shall not be required to maintain, repair or rebuild all or any part of the Premises. Lessee waives the right to require Lessor to maintain, repair or rebuild all or any part of the Premises or make repairs at the expense of Lessor pursuant to any Legal Requirement, Agreement, contract, covenant, condition or restrictions at any time.

                  (b) If all or any part of the Improvements shall encroach upon any property, street or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions affecting the Premises or any part thereof, or shall hinder, obstruct or impair any easement or right-of-way to which the Premises are subject, then, promptly after written request of Lessor (unless such encroachment, violation, hindrance, obstruction or impairment is a Permitted Exception) or of any person so affected, Lessee shall, at its expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting therefrom or (ii) if Lessor consents thereto (such consent not to be unreasonably withheld, conditioned or delayed), and provided that all consents and approvals required of or by the Mortgagee (as hereinafter defined) under the Mortgage (as hereinafter defined) or otherwise have first been obtained, make such

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         changes, including alteration or removal, to the Improvements, and take such other action, as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments.

         SECTION 2.02 ALTERATIONS, REPLACEMENTS AND ADDITIONS. Lessee may, at its expense, make additions to and alterations of the Improvements, and construct additional Improvements, provided that (i) the fair market value, the square footage or the useful life of the Premises shall not be lessened thereby,
(ii) such work shall be expeditiously completed in a good and workmanlike manner and in compliance with all applicable Legal Requirements and the requirements of all insurance policies required to be maintained by Lessee hereunder, (iii) no structural alterations shall be made to the Improvements or demolitions conducted in connection therewith unless Lessee shall have obtained Lessor's consent and furnished Lessor with such surety bonds or other security acceptable to Lessor as shall be necessary in Lessor's reasonable opinion to assure rebuilding of such Improvements and (iv) no additions, replacements or alterations, other than cosmetic, interior or nonstructural alterations, which cost in excess of $200,000 (on a per project basis) shall be made unless Lessor's prior written consent shall have been obtained. Nonstructural alterations which in the good faith determination of Lessee will have a cost of less than or equal to $200,000 (on a per project basis) shall not require Lessor's prior written consent, review or approval. All additions and alterations of the Premises, without consideration by Lessor, shall be the property of Lessee during the Lease Term (and Lessee shall be entitled to any tax deduction for depreciation thereof during the Lease Term) and shall be subject to this Lease. The foregoing threshold shall be increased annually by 3%.

                                  ARTICLE III

         SECTION 3.01 SEVERABLE PROPERTY. Lessee may, at its expense, install, assemble or place on the Premises and remove and substitute any items of machinery, equipment, furniture, furnishings or other personal property used or useful in Lessee's business and trade fixtures described in Part IV of Schedule A (collectively, the "SEVERABLE PROPERTY"), and title to same shall remain in Lessee.

         SECTION 3.02 REMOVAL. Lessee may remove the Severable Property at any time during the Lease Term. Any of Lessee's Severable Property not removed by Lessee prior to the expiration of the Lease or 30 days after an earlier termination shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without obligation to account therefor. Lessee will repair at its expense all damage to the Premises necessarily caused by the removal of Lessee's Severable Property, whether effected by Lessee or by Lessor.

                                   ARTICLE IV

         SECTION 4.01 LESSEE'S ASSIGNMENT AND SUBLETTING. Unless an Event of Default shall have occurred hereunder, and provided that all consents and approvals required of Lessee by the Mortgagee have first been obtained, Lessee may, for its own account, assign this Lease or sublet or license the use of all or any part of the Premises for the Interim Term, the Primary Term or any Extended Term (with respect to which such extension has previously been exercised) of this Lease. Each such assignment or sublease shall expressly be made subject to the provisions

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hereof. No such assignment or sublease shall modify or limit any right or power of Lessor hereunder or affect or reduce any obligation of Lessee hereunder, and all such obligations shall be those of Lessee and shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no subletting or assignment had been made, such liability of the Lessee named herein to continue notwithstanding any subsequent modifications or amendments of this Lease; provided, however, that (other than with respect to any modifications required by law or on account of bankruptcy or insolvency) if any modification or amendment is made without the consent of Lessee named herein (which consent shall not be unreasonably withheld, conditioned or delayed), such modification or amendment shall be ineffective as against Lessee named herein to the extent, and only to the extent, that the same shall materially increase the obligations of Lessee, it being expressly agreed that Lessee named herein shall remain liable to the full extent of this Lease as if such modification had not been made. Neither this Lease nor the Lease Term hereby demised shall be mortgaged by Lessee, nor shall Lessee mortgage or pledge its interest in any sublease of the Premises or the rentals payable thereunder. Any sublease made otherwise than as expressly permitted by this Section 4.01 and any assignment of Lessee's interest hereunder made otherwise than as expressly permitted by this
Section 4.01 shall be void. Lessee shall, within 20 days after the execution of any assignment or sublease, deliver a conformed copy thereof to Lessor.

         SECTION 4.02 TRANSFER OR PLEDGE BY LESSOR. Lessor shall be free to transfer its fee interest in the Premises or any part thereof or interest therein, subject, however, to the terms of this Lease. Any such transfer shall relieve the transferor of all liability and obligation hereunder (to the extent of the interest transferred) accruing after the date of the transfer and any assignee shall be bound by the terms and provisions of this Lease. Lessor shall be free to pledge or mortgage its interest in the Premises and this Lease on the condition that either (i) this Lease shall be superior to such pledge or mortgage or (ii) if this Lease is to be subordinate to the mortgage of any lender of Lessor, Lessee receives a Subordination, Nondisturbance, Attornment and Lessee-Lessor Estoppel Ageement substantially in the form shown on Schedule E or another nondisturbance agreement reasonably acceptable to Lessee from the holder of such pledge or mortgage. Any assignee other than a mortgagee shall expressly assume, by written instrument, the rights and obligations of Lessor under this Lease. Lessor shall, within 30 days after the execution of any such instrument of mortgage, assignment, conveyance or transfer, deliver a conformed copy of such instrument to Lessee.

                                   ARTICLE V

         SECTION 5.01 NET LEASE.

                  (a) It is expressly understood and agreed by and between the parties that this Lease is a triple net lease, and the Basic Rent and all other sums payable hereunder to or on behalf of Lessor shall be paid without notice or demand and without setoff, counterclaim, abatement, suspension, deduction or defense.

                  (b) Except as otherwise expressly provided in the Lease, this Lease shall not terminate, nor shall Lessee have any right to terminate this Lease or be entitled to the abatement of any rent or any reduction thereof, nor shall the obligations hereunder of Lessee be otherwise affected, by reason of any damage to or destruction of all or any part

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         of the demised premises from whatever cause, the taking of the demised premises or any portion thereof by condemnation or otherwise, the prohibition, limitation or restriction of Lessee's use of the demised premises, or interference with such use by any private person or corporation, or by reason of any eviction by paramount title or otherwise, or Lessee's acquisition of ownership of the demised premises otherwise than pursuant to an express provision of this Lease, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the rent and all other charges payable hereunder to or on behalf of Lessor shall continue to be payable in all events and the obligations of Lessee hereunder shall continue unaffected, unless the requirement to pay or perform the same shall be terminated pursuant to an express provision of this Lease. Nothing contained in this Section 5.01 shall be deemed a waiver by Lessee of any rights that it may have to bring a separate action with respect to any default by Lessor hereunder or under any other agreement.

                  (c) Lessee covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that Lessee will not take any action to terminate, rescind or avoid this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Lessor or any assignee of Lessor in any such proceeding and notwithstanding any action with respect to this Lease which may be taken by any trustee or receiver of Lessor or of any assignee of Lessor in any such proceeding or by any court in any such proceeding.

                  (d) Except as otherwise expressly provided in the Lease, Lessee waives all rights now or hereafter conferred by law (i) to quit, terminate or surrender this Lease or the demised premises or any part thereof or (ii) to any abatement, suspension, deferment or reduction of the rent, or any other sums payable hereunder to or on behalf of Lessor, regardless of whether such rights shall arise from any present or future constitution, statute or rule of law.

         SECTION 5.02 TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW.

                  (a) Lessee shall pay, prior to delinquency: (i) all taxes, assessments, levies, fees, water and sewer rents and charges and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Interim Term, the Primary Term or any Extended Term hereof imposed or levied upon or assessed against or which arise with respect to (A) the Premises, (B) any Basic Rent, additional rent or other sums payable hereunder, (C) this Lease or the leasehold estate hereby created or (D) the operation, possession or use of the Premises;
         (ii) all gross receipts or similar taxes (i.e., taxes based upon gross income which fail to take into account deductions with respect to depreciation, interest, taxes or ordinary and necessary business expenses, in each case relating to the Premises) imposed or levied upon, assessed against or measured by any Basic Rent, additional rent or other sums payable hereunder; (iii) all sales, value added, ad valorem, use and similar taxes at any time levied, assessed or payable on account of the acquisition, ownership, leasing, operation, possession or use of the Premises; and (iv) all charges of utilities,

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         communications and similar services serving the Premises. Lessee shall not be required to pay any franchise, estate, inheritance, transfer, income, capital gains or similar tax of Lessor unless such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Lessee is required to pay pursuant to this Section 5.02(a); provided, however, that if, at any time during the Lease Term, the method of taxation shall be such that there shall be assessed, levied, charged or imposed on Lessor a capital levy or other tax directly on the rents received therefrom, or upon the value of the Premises or any present or future improvement or improvements on the Premises, then all such levies and taxes or the part thereof so measured or based shall be payable by Lessee, and Lessee shall pay and discharge the same as herein provided. Lessee will furnish to Lessor, promptly after demand therefor, proof of payment of all items referred to above which are payable by Lessee. If any such assessment may legally be paid in installments, Lessee may pay such assessment in installments; in such event, Lessee shall be liable only for installments which become due and payable with respect to any tax period occurring in whole or in part during the Lease Term hereof; provided, however, that all amounts referred to in this Section 5.02(a) for the fiscal or tax year in which the Lease Term shall expire shall be apportioned so that Lessee shall pay those portions thereof which correspond with the portion of such year as are within the Lease Term hereby demised.

                  (b) Lessee shall comply with and cause the Premises to comply with and shall assume all obligations and liabilities with respect to
         (i) all laws, ordinances and regulations and other governmental rules, orders and determinations presently in effect or hereafter enacted, made or issued, whether or not presently contemplated (collectively, "LEGAL REQUIREMENTS"), applicable to the Premises or the ownership, operation, use or possession thereof and (ii) all Agreements, contracts, insurance policies (including, without limitation, to the extent necessary to prevent cancellation thereof and to insure full payment of any claims made under such policies), agreements, covenants, conditions and restrictions now or hereafter applicable to the Premises or the ownership, operation, use or possession thereof, including, but not limited to, all such Legal Requirements, contracts, agreements, covenants, conditions and restrictions which require structural, unforeseen or extraordinary changes; provided, however, that, with respect to any of the obligations of Lessee in clause (ii) above which are not now in existence, Lessee shall not be required to so comply unless Lessee is either a party thereto or has given its written consent thereto, or unless the same is occasioned by Legal Requirements or Lessee's default (including any failure or omission by Lessee) under this Lease. Nothing in clause (ii) of the immediately preceding sentence or the following sentence shall modify the obligations of Lessee under Section 5.04 of this Lease. Lessor agrees that Lessee may negotiate amendments to the operating agreements and similar agreements which are binding upon the owner of the Premises and that it will execute such amendments and agreements if they will not adversely affect the value of the Premises and Lessor will use its best efforts (at the expense of Lessee) to obtain the consent of any mortgage lender to such amendments.

                  (c) Lessee shall, in addition to and concurrently with the payment of Basic Rent as required in Subsection 1.05(a) hereof, pay one-twelfth of the amount (as estimated by Lessor) of the annual taxes and assessments described in Subsection 5.02(a)

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         hereof and the annual premiums for insurance required in Section 6.03 hereof next becoming due and payable with respect to the Premises. Lessor shall hold such funds in an interest bearing account and shall disburse such interest to Lessee annually at the commencement of each lease year. Lessor shall forward to Lessee the funds necessary (or, if not enough funds have been placed in escrow with Lessor, the available funds) to make the respective tax and insurance payments following at least ten (10) days notice by Lessee to Lessor of the amount required and the applicable due date thereof. Lessee shall also pay to Lessor on demand therefor the amount by which the actual taxes and assessments and insurance premiums exceed the payment by Lessee required in this subsection.

         SECTION 5.03 LIENS. Lessee will, promptly but, in any case, within thirty (30) days after the filing thereof, remove and discharge any charge, lien, security interest or encumbrance upon the Premises or upon any Basic Rent, additional rent or other sums payable hereunder which arises for any reason, including, without limitation, all liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Premises or by reason of labor or materials furnished or claimed to have been furnished to Lessee or for the Premises, but not including (i) the liens and encumbrances set forth in Part III of Schedule A, (ii) this Lease and any assignment hereof or any sublease permitted hereunder and (iii) any mortgage, charge, lien, security interest or encumbrance created or caused by Lessor or its agents, employees or representatives without the consent of Lessee. Lessee may provide a bond or other security acceptable to Lessor and the Mortgagee to remove or pay all costs associated with the removal of any such lien, provided the conditions of Section
5.05 shall be satisfied. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, express or implied, to or for the performance (on behalf of or for the benefit of Lessor) by any contractor, laborer, materialman or vendor, of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof. Notice is hereby given that Lessor will not be liable for any labor, services or materials furnished or to be furnished to Lessee, or to anyone holding an interest in the Premises or any part thereof through or under Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Lessor in and to the Premises.

         SECTION 5.04 INDEMNIFICATION. Except for the negligence or willful misconduct of any Indemnified Party (as defined herein), Lessee shall defend all actions against Lessor, the holder of any mortgage on the Premises and any partner, officer, director, member, employee or shareholder of the foregoing (collectively, "INDEMNIFIED PARTIES"), with respect to, and shall pay, protect, indemnify and save harmless the Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on the Premises or any adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, (ii) violation by Lessee of this Lease, (iii) use, act or omission of Lessee or its agents, contractors, licensees, sublessees or invitees and (iv) contest referred to in Section 5.05 of this Lease.

         SECTION 5.05 PERMITTED CONTESTS. Lessee, at its expense, may contest, by appropriate legal proceedings conducted in good faith and with due diligence, any Legal Requirement with which Lessee is required to comply pursuant to Section 5.02(b), or the amount or validity or application, in whole or in part, of any tax, assessment or charge which Lessee is obligated to pay or any lien, encumbrance or charge not permitted by Sections 2.01, 2.02, 5.02(a), 5.03 and 6.02, provided that (i) the commencement of such proceedings shall suspend the enforcement or collection thereof against or from Lessor and against or from the Premises, (ii) neither the Premises nor any rent therefrom nor any part thereof or interest therein would be in any danger of being sold, forfeited, attached or lost, (iii) Lessee shall have furnished such security, if any, as may be required in the proceedings and as may be reasonably required by both Lessor and the Mortgagee, and (iv) if such contest be finally resolved against Lessee, Lessee shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon. Lessor, at Lessee's expense, shall execute and deliver to Lessee such authorizations and other documents as reasonably may be required in any such contest. Lessee shall indemnify and save Lessor harmless against any cost or expense of any kind that may be imposed upon Lessor in connection with any such contest and any loss resulting therefrom. Lessee shall not be in default hereunder in respect to the compliance with any Legal Requirement with which Lessee is obligated to comply pursuant to Section 5.02(b) or in respect to the payment of any tax, assessment or charge which Lessee is obligated to pay or any lien, encumbrance or charge not permitted by Section 2.01, 2.02, 5.02(a), 5.03 and 6.02 which Lessee is in good faith contesting in a manner and in the time periods reasonably required by Lessor and the Mortgagee.

         SECTION 5.06 ENVIRONMENTAL COMPLIANCE.

         (a) For purposes of this Lease:

                  (i) the term "ENVIRONMENTAL LAWS" shall mean and include the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act and all applicable state and local environmental laws, ordinances, rules, requirements, regulations and publications, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted and any and all other federal, state or local laws, ordinances, rules, requirements, regulations and publications, now or hereafter existing, relating to the preservation or regulation of the public health, welfare or environment or the regulation or control of toxic or hazardous substances or materials; and

                  (ii) the term "REGULATED SUBSTANCE" shall mean and include any, each and all substances or materials now or hereafter regulated pursuant to any Environmental Laws, including, but not limited to, any such substance or material now or hereafter defined as or deemed to be a "regulated substance," "pesticide," "hazardous substance" or "hazardous waste" or included in any similar or like classification or categorization thereunder.

         (b)      Lessee shall:

                  (i) not cause or permit any Regulated Substance to be placed, held, located, released, transported or disposed of on, under, at or from the Premises in violation of Environmental Laws;

                  (ii) contain at or remove from the Premises, or perform any other necessary remedial action regarding, any Regulated Substance in any way affecting the Premises if, as and when such containment, removal or other remedial action is required under any Legal Requirement and, whether or not so required, shall perform any containment, removal or remediation of any kind involving any Regulated Substance in any way adversely affecting the Premises in compliance with all Legal Requirements and, upon reasonable request of Lessor after consultation with Lessee (which request may be given only if Lessor or Mortgagee (as herein defined) reasonably believes that an environmental concern exists which may have a material and an adverse effect on the Premises), shall arrange for periodic phase I environmental audits (as such term is defined now or hereafter by the environmental remediation industry), or such other or further testing or actions as may be required by Legal Requirements or as may be mutually agreed to by Lessor and Lessee, to be conducted at the Premises by qualified companies retained by Lessee specializing in environmental matters and reasonably satisfactory to Lessor in order to ascertain compliance with all Legal Requirements and the requirements of this Lease, all of the foregoing to be at Lessee's sole cost and expense. Further, Lessee shall, upon the reasonable request of Lessor, provide Lessor with a bond or letter of credit, in form and substance satisfactory to Lessor, in an amount sufficient to cover the aggregate of the foregoing costs;

                  (iii) provide Lessor with written notice (and a copy as may be applicable) of any of the following within 10 days of receipt thereof:
         (A) Lessee's obtaining knowledge or notice of any kind of the material presence, or any actual or threatened release, of any Regulated Substance in any way materially, adversely affecting the Premises; (B) Lessee's receipt or submission, or Lessee's obtaining knowledge or notice of any kind, of any report, citation, notice or other communication from or to any federal, state or local governmental or quasi-governmental authority regarding any Regulated Substance in any way materially, adversely affecting the Premises; or (C) Lessee's obtaining knowledge or notice of any kind of the incurrence of any cost or expense by any federal, state or local governmental or quasi-governmental authority or any private party in connection with the assessment, monitoring, containment, removal or remediation of any kind of any Regulated Substance in any way materially, adversely affecting the Premises, or of the filing or recording of any lien on the Premises or any portion thereof in connection with any such action or Regulated Substance in way materially, adversely affecting the Premises; and

                  (iv) in addition to the requirements of Section 5.04 hereof, defend all actions against the Indemnified Parties and pay, protect, indemnify and save harmless the Indemnified Parties from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature relating to any Environmental Laws, Regulated Substances or other environmental matters concerning the Premises (including those brought or made by one Indemnified Party against another). The indemnity contained in this
         Section 5.06 shall survive the expiration or earlier termination of this Lease, but only to the extent that such Environmental Claims arose during or prior to the Lease Term.

                                  ARTICLE VI

SECTION 6.01 PROCEDURE UPON PURCHASE.

         (a) If Lessee shall purchase the Premises pursuant to Section
6.02 of this Lease, Lessor shall convey or cause to be conveyed title thereto by special warranty deed, free of any mortgage imposed by Lessor and subject only to this Lease, the lien of any taxes, exceptions subject to which the Premises were conveyed to Lessor, exceptions created or consented to or existing by reason of any action or inaction by Lessee and all Legal Requirements.

         (b) Upon the date fixed for any purchase of the Premises pursuant to Section 6.02 of this Lease, Lessee shall pay to Lessor the purchase price therefor specified herein in immediately available funds, together with all Basic Rent, additional rent and other sums then due and payable hereunder to and including such date of purchase, and there shall be delivered to Lessee a deed or other conveyance of the interests in the Premises then being sold to Lessee and any other instruments reasonably necessary to evidence the conveyance of title thereto described in Section 6.01(a) and to assign any other property then required to be assigned by Lessor pursuant hereto.

         (c) There shall be no adjustments at the closing of a purchase pursuant to this Section 6.01. Lessee shall pay all charges incident to such conveyance and assignment, including, without limitation, reasonable counsel fees, escrow fees, recording fees, title insurance premiums and all applicable transfer taxes (not including any income, capital gain or franchise taxes of Lessor) which may be imposed by reason of such conveyance and assignment and the delivery of said deed or conveyance and other instruments. Upon the completion of any purchase of the entire Premises (but not of any lesser interest than the entire Premises) but not prior thereto (whether or not any delay or failure in the completion of such purchase shall be the fault of Lessor), this Lease shall terminate, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to such completion of purchase.

SECTION 6.02 CONDEMNATION AND CASUALTY.

         (a) GENERAL PROVISIONS. Except as provided in Section 6.02(b),
Lessee hereby irrevocably assigns to Lessor any award, compensation or insurance payment to which Lessee may become entitled by reason of Lessee's interest in the Premises (i) if the use, occupancy or title of the Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person having the power of eminent domain ("CONDEMNATION") or (ii) if the ------------ Premises or any part thereof is damaged or destroyed by fire, flood or other casualty ("CASUALTY"). All -------- awards, compensations and insurance payments on account of any Condemnation or Casualty are herein collectively called "Compensation." Lessor may appear in any such proceeding or action to negotiate, prosecute and adjust any claim for any Compensation, and Lessor shall collect any such Compensation. Lessor may not unilaterally negotiate, prosecute and adjust any claim for any Compensation. Lessor must consult with and obtain Lessee's consent thereto. If the parties are unable to so agree, then they shall appoint a professional adjuster who shall negotiate, prosecute and adjust a claim for Compensation. Lessee shall pay all of Lessor's reasonable costs and expenses in connection with each such proceeding, action, negotiation, prosecution and adjustment. Lessee shall be entitled to participate in any such proceeding, action, negotiation, prosecution, appeal or adjustment as contemplated herein. Notwithstanding anything to the contrary contained in this Article VI, if permissible under applicable law, any separate Compensation made to Lessee for its moving and relocation expenses, anticipated loss of business profits, loss of goodwill or fixtures and equipment paid for by Lessee and which are not part of the Premises (including, without limitation, the Severable Property) shall be paid directly to and shall be retained by Lessee (and shall not be deemed to be "Compensation"). All Compensation shall be applied pursuant to this Section 6.02, and all such Compensation (less the expense of collecting such Compensation) is herein called the "NET PROCEEDS." ------------

                  (b) SUBSTANTIAL CONDEMNATION. If a Condemnation shall, in Lessee's good faith judgment, affect all or a substantial portion of the Premises and shall render the Premises unsuitable for restoration for continued use and occupancy in Lessee's business, then Lessee may, not later than 60 days after a determination has been made as to when possession of the Premises must be delivered with respect to such Condemnation, deliver to Lessor (i) notice of its intention ("NOTICE OF INTENTION") to terminate this ------------------- Lease on the next rental payment date which occurs not less than 90 days after the delivery of such notice (the "CONDEMNATION TERMINATION DATE"), (ii) a certificate of an authorized officer of Lessee ----------------------------- describing the event giving rise to such termination and stating that Lessee has determined that such Condemnation has rendered the Premises unsuitable for restoration for continued use and occupancy in Lessee's business and (iii) if the Condemnation Termination Date occurs during the Primary Term, an irrevocable offer by Lessee to Lessor to purchase on the Condemnation Termination Date any remaining portion of the Premises and the Net Proceeds, if any, payable in connection with such Condemnation (or the right to receive the same when made, if payment thereof has not yet been made), at a price equal to 10 times the then annual Basic Rent. If either (1) Lessor shall reject such offer by notice given to Lessee not later than 15 days prior to the Condemnation Termination Date or (2) the Condemnation Termination Date occurs during any Extended Term, this Lease shall terminate on the Condemnation Termination Date, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to the Condemnation Termination Date, upon payment by Lessee of all Basic Rent, additional rent and other sums due and payable hereunder to and including the Condemnation Termination Date, and the Net Proceeds shall belong to

         Lessor. Unless Lessor shall have rejected such offer in accordance with this Section, Lessor shall be conclusively considered to have accepted such offer, and, on the Condemnation Termination Date, there shall be conveyed to Lessee or its designee the remaining portion of the Premises, if any, and there shall be assigned to Lessee or its designee all its interest in the Net Proceeds, pursuant to and upon compliance with Section 6.01. In the event Lessee does not deliver the Notice of Intention to Lessor, Lessor shall permit so much of the Net Proceeds as may be necessary to be utilized by Lessee to repair or restore the Premises.

                  (c) SUBSTANTIAL CASUALTY DURING LAST TWO YEARS OF PRIMARY TERM OR ANY EXTENDED TERM. If a fully insured Casualty shall, in Lessee's good-faith judgment, affect all or a substantial portion of the Premises during the last two years of the Primary Term or during an Extended Term, if any, and shall render the Premises unsuitable for restoration for continued use and occupancy in Lessee's business, then Lessee may, not later than 150 days after such Casualty, deliver to Lessor (i) notice of its intention to terminate this Lease on the next rental payment date which occurs not less than 60 days after the delivery of such notice (the "CASUALTY TERMINATION DATE") and (ii) a certificate of an authorized officer of Lessee describing the event giving rise to such termination and stating that Lessee has determined that such Casualty has rendered the Premises unsuitable for restoration for continued use and occupancy in Lessee's business. Upon payment by Lessee of all Basic Rent, additional rent and other sums then due and payable hereunder to and including the Casualty Termination Date, this Lease shall terminate on the Casualty Termination Date except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to the Casualty Termination Date, and the Net Proceeds shall belong to Lessor.

                  (d) LESS THAN SUBSTANTIAL CONDEMNATION OR ANY CASUALTY DURING THE INTERIM TERM OR THE PRIMARY TERM. If, after a Condemnation or Casualty, Lessee does not give or does not have the right to give notice of its intention to terminate this Lease as provided in Subsection 6.02(b) or (c), then this Lease shall continue in full force and effect and Lessee shall, at its expense, rebuild, replace or repair the Premises in conformity with the requirements of Subsections 2.01,
         2.02 and 5.03 so as to restore the Premises (in the case of Condemnation, as nearly as practicable) to as nearly as practicable to the condition, and character thereof immediately prior to such Casualty or Condemnation. To the extent the Net Proceeds with respect to any Casualty are less than $250,000, such amount shall be paid to Lessee to be used to rebuild, replace or repair the Premises in a lien free and good and workmanlike manner. To the extent the Net Proceeds from any Casualty are $250,000 or greater, prior to any such rebuilding, replacement or repair, Lessee shall determine the maximum cost thereof (the "RESTORATION COST"), which amount shall be acceptable to Lessor. The foregoing $250,000 thresholds shall be increased annually by 3%. The Restoration Cost shall be paid first out of Lessee's own funds to the extent that the Restoration Cost exceeds the Net Proceeds payable in connection with such occurrence, after which expenditure Lessee shall be entitled to receive the Net Proceeds, but only against (i) certificates of Lessee delivered to Lessor from time to time as such work of rebuilding, replacement and repair progresses, each such certificate describing the work for which Lessee is requesting payment and the cost incurred by Lessee in connection therewith and stating that Lessee has not theretofore received payment for such work and (ii) such additional documentation as Lessor may reasonably require, including, but not limited to, copies of all contracts and subcontracts relating to restoration, architects' certifications, title policy updates and lien waivers or releases. Any Net Proceeds remaining after final payment has been made for such work and after Lessee has been reimbursed for any portions it contributed to the Restoration Cost shall be paid to Lessee. In the event of any temporary Condemnation, this Lease shall remain in full effect and Lessee shall be entitled to receive the Net Proceeds allocable to such temporary Condemnation, except that any portion of the Net Proceeds allocable to the period after the expiration or termination of the Lease Term shall be paid to Lessor. If the cost of any rebuilding, replacement or repair required to be made by Lessee pursuant to this Subsection 6.02(d) shall exceed the amount of such Net Proceeds, the deficiency shall be paid by Lessee.

         SECTION 6.03 INSURANCE.

                (a) Lessee will maintain insurance on the Premises of the following character:

                      (i) Insurance against all risks of direct physical loss, including loss by fire, lightning and other risks which at the time are included under "extended coverage" endorsements, and including "law and ordinance" coverage, in amounts sufficient to prevent Lessor and Lessee from becoming a coinsurer of any loss but in any event in amounts not less than the greater of either 100% of the actual replacement value of the Improvements, exclusive of foundations and excavations or the Purchase Price;

                     (ii) General public liability insurance and/or umbrella liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Premises in the minimum amounts of $5,000,000 for bodily injury or death to any one person, $10,000,000 for any one accident and $5,000,000 for property damage to others or in such greater amounts as are then customary for property similar in use to the Premises;

                    (iii) Business interruption insurance in an amount sufficient to cover loss of rents from the Premises pursuant to this Lease for a period of at least one year;

                     (iv) Worker's compensation insurance (including employers' liability insurance, if requested by Lessor) to the extent required by the law of the state in which the Premises are located and to the extent necessary to protect Lessor and the Premises against Lessee's workers' compensation claims (to the extent permitted by applicable law, Lessee may self-insure with respect to worker's compensation insurance);

                      (v) Boiler and machinery insurance in respect of any boilers and similar apparatus located on the Premises in the minimum amount of $500,000 or in such greater amounts as to adequately insure the Premises;

                  (vi) During any period of construction on the Premises, builder's risk insurance on a completed value, nonreporting basis for the total cost of such alterations or improvements, and workers' compensation insurance as required by applicable law. This coverage may be provided by Lessee's all risk property insurance pursuant to Section 6.03(i) herein; and

                  (vii) Such other insurance in such amounts and against such risks, as is commonly obtained in the case of property similar in use to the Premises and located in the states in which the Premises are located by prudent owners of such property, including, but not limited to, flood insurance (if the Premises is in a flood plain) or as the Mortgagee, acting in a commercially reasonable manner, may otherwise require be carried upon or relating to the Premises.

         Such insurance shall be written by companies authorized to do business in the state where the Premises are located and carrying a claims paying ability rating of at least AA by Standard & Poor's Ratings Group and Aa by Moody's Investors Service, Inc., and with the exception of workers' compensation insurance, shall name Lessor as an additional insured as its interest may appear. If the Premises or any part thereof shall be damaged or destroyed by Casualty, and if the estimated cost of rebuilding, replacing or repairing the same shall exceed $50,000, Lessee promptly shall notify Lessor thereof.

         (b) Every such policy (other than any workers' compensation policy) shall bear a mortgagee endorsement in favor of the mortgagee or beneficiary (whether one or more, the "MORTGAGEE") under each mortgage, deed --------- of trust or similar security instrument creating a lien on the interest of Lessor in the Premises (whether one or more, the "MORTGAGE"), and any loss under any such policy shall be payable to the -------- Mortgagee which has a first lien on such interest (if there is more than one first Mortgagee, then to the trustee for such Mortgagees) to be held and applied by Mortgagee toward restoration pursuant to Section 6.02. Every policy referred to in Subsection 6.03(a) shall provide that it will not be cancelled or amended except after 30 days' written notice to Lessor and the Mortgagee and that it shall not be invalidated by any act or negligence of Lessor, Lessee or any person or entity having an interest in the Premises, nor by occupancy or use of the Premises for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Premises, nor by change in title to or ownership of the Premises.

         (c) Lessee shall deliver to Lessor and Mortgagee (i) upon request copies of the applicable insurance policies and (ii) original or duplicate certificates of insurance, satisfactory to Lessor and Mortgagee evidencing the existence of all insurance which is required to be maintained by Lessee hereunder and payment of all premiums therefor, such delivery to be made (i) upon the execution and delivery hereof and (ii) at least 10 days prior to the expiration of any such insurance. Lessee shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 6.03 unless Lessor is named an additional insured therein and unless there is a mortgagee endorsement in favor of Mortgagee with loss payable as provided herein. Lessee shall immediately notify Lessor whenever any such separate insurance is obtained and shall deliver to Lessor and Mortgagee the policies or certificates evidencing the same. Any insurance required hereunder may be provided under blanket policies, provided that the Premises are specified therein.

         (d) The requirements of this Section 6.03 shall not be construed to negate or modify Lessee's obligations under Section 5.04.

                                  ARTICLE VII

           SECTION 7.01 CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS.

         (a) Any of the following occurrences or acts shall constitute an Event of Default under this Lease:

                  (i) If Lessee shall (1) fail to pay any Basic Rent, additional rent or other sum as and when required to be paid by Lessee hereunder and such failure continues for a period of 5 days after written notice from Lessor to Lessee specifying such failure to pay (provided, however, no such notice shall be required more than once in any 12 month period) or (2) fail to observe or perform any other provision hereof and such nonmonetary failure shall continue for 30 days after written notice to Lessee of such failure (provided that, in the case of any such failure which cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period, if Lessee shall commence promptly to cure the same and thereafter prosecute the curing thereof with diligence, the time within which such failure may be cured shall be extended for such period not to exceed 180 days as is necessary to complete the curing thereof with diligence);

                  (ii) If any representation or warranty of Lessee set forth in any certificate provided by Lessee pursuant to this Lease, shall prove to be incorrect in any material adverse respect as of the time when the same shall have been made in a way adverse to Lessor and Lessor shall suffer a loss or detriment as a result thereof, including, without limitation, the taking of any action (including, without limitation, the demise of the Premises to Lessee herein) in reliance upon such representation or warranty and, in each case, the facts shall not be conformed to the representation and warranty as soon as practicable in the circumstances (but in no event to exceed 30 days) after written notice to Lessee from Lessor of such inaccuracy and Lessor restored to the position it would have enjoyed had such representation or warranty been accurate at the time it was made;

                  (iii) If Lessee (as defined herein) shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any federal or state law or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of creditors, or if a petition proposing the adjudication of Lessee as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Lessee shall consent to or acquiesce in the filing thereof or such petition shall not be discharged or denied within 90 days after the filing thereof;

                  (iv) If a receiver, trustee or conservator of Lessee, or of all or substantially all of the assets of Lessee, or of the Premises or Lessee's or estate therein shall be appointed in any proceeding brought by Lessee, or if any such receiver, trustee or conservator shall be appointed in any proceeding brought against Lessee and shall not be discharged within 90 days after such appointment, or if Lessee shall consent to or acquiesce in such appointment;

                  (v) If the Premises shall have been abandoned and not maintained or secured in the manner required hereunder for a period of 60 consecutive days after written notice of such from Lessor to Lessee.

         (b) If an Event of Default shall have happened and be continuing, Lessor shall have the right to give Lessee notice of Lessor's termination of the Lease Term. Upon the giving of such notice, the Lease Term and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the Lease Term, and all rights of Lessee hereunder shall expire and terminate, but Lessee shall remain liable as hereinafter provided.

         (c) If an Event of Default shall have happened and be continuing, Lessor shall have the immediate right, whether or not the Lease Term shall have been terminated pursuant to Subsection 7.01(b), to reenter and repossess the Premises and the right to remove all persons and property (subject to Section 3.02) therefrom by summary proceedings, ejectment or any other legal action or in any lawful manner Lessor determines to be necessary or desirable. Lessor shall be under no liability by reason of any such reentry, repossession or removal. No such reentry, repossession or removal shall be construed as an election by Lessor to terminate the Lease Term unless a notice of such termination is given to Lessee pursuant to Subsection 7.01(b) or unless such termination is decreed by a court.

         (d) At any time or from time to time after a reentry, repossession or removal pursuant to Subsection 7.01(c), whether or not the Lease Term shall have been terminated pursuant to Subsection 7.01(b), Lessor may (but shall be under no obligation to) relet the Premises for the account of Lessee, in the name of Lessee or Lessor or otherwise, without notice to Lessee, for such term or terms and on such conditions and for such uses as Lessor, in its absolute discretion, may determine. Lessor may collect any rents payable by reason of such reletting. Lessor shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon any such reletting.

         (e) No expiration or termination of the Lease Term pursuant to Subsection 7.01(b), by operation of law or otherwise, and no reentry, repossession or removal pursuant to Subsection 7.01(c) or otherwise, and no reletting of the Premises pursuant to Subsection 7.01(d) or otherwise, shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, reentry, repossession, removal or reletting.

         (f) In the event of any expiration or termination of the Lease Term or reentry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of an Event of Default, Lessee shall pay to Lessor all Basic Rent, additional rent and other sums required to be paid by Lessee, in each case to and including the date of such expiration, termination, reentry, repossession or removal, and, thereafter, Lessee shall, until the end of what would have been the Lease Term in the absence of such expiration, termination, reentry, repossession or removal and whether or not the Premises shall have been relet, be liable to Lessor for, and shall pay to Lessor, as liquidated and agreed current damages: (i) all Basic Rent, all additional rent and other sums which would be payable under this Lease by Lessee in the absence of any such expiration, termination, reentry, repossession or removal, together with all expenses of Lessor in connection with such reletting (including, without limitation, all repossession costs, brokerage commissions, reasonable attorneys' fees and expenses (including, without limitation, fees and expenses of appellate proceedings), employee's expenses, alteration costs and expenses of necessary preparation for such reletting), less (ii) the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to Subsection 7.01(d). Lessee shall pay such liquidated and agreed current damages on the dates on which rent would be payable under this Lease in the absence of such expiration, termination, reentry, repossession or removal, and Lessor shall be entitled to recover the same from Lessee on each such date.

         (g) At any time after any such expiration or termination of the Lease Term or reentry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of an Event of Default, whether or not Lessor shall have collected any liquidated and agreed current damages pursuant to Subsection 7.01(f), Lessor shall be entitled to recover from Lessee, and Lessee shall pay to Lessor on demand, as and for liquidated and agreed final damages for Lessee's default and in lieu of all liquidated and agreed current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (a) the aggregate of all Basic Rent, additional rent and other sums which would be payable under this Lease, in each case from the date of such demand (or, if it be earlier, to date to which Lessee shall have satisfied in full its obligations under Subsection 7.01(f) to pay liquidated and agreed current damages) for what would be the then unexpired Lease Term in the absence of such expiration, termination, reentry, repossession or removal, discounted at the rate of 5% per annum, over (b) the then fair rental value of the Premises, discounted at the rate of 5% per annum for the same period. If any law shall limit the amount of liquidated final damages to less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such law.

SECTION 7.02      BANKRUPTCY OR INSOLVENCY.

         (a) If Lessee shall become a debtor in a case filed under Chapter 7 or Chapter 11 of the Bankruptcy Code and Lessee or Lessee's trustee shall fail to elect to assume this Lease within 60 days after the filing of such petition or such additional time as provided by the court within such 60-day period, this Lease shall be deemed to have been rejected. Immediately thereupon, Lessor shall be entitled to possession of the Premises without further obligation to Lessee or Lessee's trustee, and this Lease, upon the election of Lessor, shall terminate, but Lessor's right to be compensated for damages (including, without limitation, liquidated damages pursuant to any provision hereof) or the exercise of any other remedies in any such proceeding shall survive, whether or not this Lease shall be terminated.

         (b) Neither the whole nor any portion of Lessee's interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, conservator, assignee for the benefit of creditors or any other person or entity, by operation of law or otherwise under the laws of any state having jurisdiction of the person or property of Lessee, unless Lessor shall have consented to such transfer. No acceptance by Lessor of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Lessor nor shall it be deemed a waiver of Lessor's right to terminate this Lease for any transfer of Lessee's interest under this Lease without such consent.

         (c) In the event of an assignment of Lessee's interests pursuant to this Section 7.02, the right of any assignee to extend the Lease Term for an Extended Term beyond the Primary Term or the then Extended Term of this Lease shall be extinguished.

SECTION 7.03      ADDITIONAL RIGHTS OF LESSOR.

         (a) No right or remedy hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by Lessor of any Basic Rent, additional rent or other sums payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by Lessor of any provision hereof shall be deemed to have been made unless made in writing. Lessor shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to Lessor by law or equity.

         (b) Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have to redeem the Premises or to have a continuance of this Lease after termination of Lessee's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the Lease Term as herein provided, (ii) the benefits of any law which exempts property from liability for debt and (iii) Lessee specifically waives any rights of redemption or reinstatement available by law or any successor law.

         (c) If an Event of Default on the part of Lessee shall have occurred hereunder and be continuing, then, without thereby waiving such default, Lessor may, but shall be under no obligation to, take all action, including, without limitation, entry upon the

                        Premises, to perform the obligation of Lessee hereunder
                  immediately and without notice in the case of any emergency as may be reasonably determined by Lessor and upon five business days' notice to Lessee in other cases. All reasonable expenses incurred by Lessor in connection therewith, including, without limitation, attorneys' fees and expenses (including, without limitation, those incurred in connection with any appellate proceedings), shall constitute additional rent under this Lease and shall be paid by Lessee to Lessor upon demand.

                  (d) If Lessee shall be in default in the performance of any of its obligations under this Lease beyond any applicable grace or cure period hereunder, Lessee shall pay to Lessor, on demand, all expenses incurred by Lessor as a result thereof, including, without limitation, reasonable attorneys' fees and expenses (including, without limitation, those incurred in connection with any appellate proceedings). If Lessor shall be made a party to any litigation commenced against Lessee and Lessee shall fail to provide Lessor with counsel approved by Lessor and pay the expenses thereof, Lessee shall pay all costs and reasonable attorneys' fees and expenses in connection with such litigation (including, without limitation, fees and expenses incurred in connection with any appellate proceedings).

                  (e) If Lessee shall fail to pay when due any Basic Rent, additional rent or other sum required to be paid by Lessee hereunder, Lessor shall be entitled to collect from Lessee as additional rent and Lessee shall pay to Lessor, in addition to such Basic Rent, additional rent or other sum, a late payment charge on the delinquency equal to the Late Rate. The Late Rate shall be the lesser of (i) that per annum rate of interest which exceeds by two (2) percentage points the base rate most recently announced by Citibank, N.A., New York, New York, as its Base Rate or (ii) the maximum rate permitted by applicable law. In addition to all other remedies Lessor has hereunder, if Lessee shall fail to pay any Basic Rent, additional rent or other sum, as and when required to be paid by Lessee hereunder prior to the expiration for the period of payment pursuant to Subsection 7.01(a)(i)(1), Lessor shall be entitled to collect from Lessee, and Lessee shall pay to Lessor, as additional rent, an amount equal to 1% of the amount shown in the notice as unpaid.

                                  ARTICLE VIII

         SECTION 8.01 NOTICES AND OTHER INSTRUMENTS. All notices, offers, consents and other instruments given pursuant to this Lease shall be in writing and shall be validly given when hand delivered or sent by a courier or express service guaranteeing overnight delivery or by telecopy, with original being promptly sent as otherwise provided above, addressed as follows:

        If to Lessor:                   Blake Capital Corp.
                                        731 North Jackson Street
                                        Suite 400
                                        Milwaukee, Wisconsin  53202
                                        Attn:  W. Scott Blake
                                        Fax: (414) 272-5410

        With a copy to:                 Foley & Lardner
                                        777 E. Wisconsin Ave.
                                        Milwaukee, WI 53202
                                        Attn:  Charles A. Benner
                                        Fax: (414) 297-4900


        If to Lessee:                   Ceres Group, Inc.
                                        17800 Royalton Road
                                        Strongsville, OH 44136
                                        Attention: Treasurer
                                        Fax: (440) 572-8850

        With a copy to:                 Ceres Group, Inc.
                                        17800 Royalton Road
                                        Strongsville, OH 44136
                                        Attention: General Counsel
                                        Fax: (440) 572-8850

        With a copy to:                 Thompson Hine LLP
                                        3900 Key Center
                                        127 Public Square
                                        Cleveland, OH 44114
                                        Attention:  Patrick J. Sweeney, Esq.
                                        Fax: (216) 566-5800


         Lessor and Lessee each may from time to time specify, by giving 15 days' notice to each other party, (i) any other address in the United States as its address for purposes of this Lease and (ii) any other person or entity in the United States that is to receive copies of notices, offers, consents and other instruments hereunder. Notices given in accordance with this Section 8.01 shall be deemed delivered on the day after they are sent.

         SECTION 8.02 ESTOPPEL CERTIFICATES; FINANCIAL INFORMATION.

                  (a) Lessee will, upon 10 days' written notice at the request of Lessor, execute, acknowledge and deliver to Lessor a certificate of Lessee, stating that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and setting forth such modifications) and stating the dates to which Basic Rent, additional rent and other sums payable hereunder have been paid and either stating that to the knowledge of Lessee no default exists hereunder or specifying each such default of which Lessee has knowledge and whether or not Lessee is still occupying and operating the Premises. Any such certificate may be relied upon by any actual or prospective mortgagee or purchaser of the Premises. Lessor will, upon 10 days' written notice at the request of Lessee, execute, acknowledge and deliver to Lessee a certificate of Lessor, stating that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and setting forth such modifications) and the dates to which Basic Rent, additional rent and other sums payable hereunder have been paid, and either stating that to the knowledge of Lessor no default exists hereunder or specifying each such default of which Lessor has knowledge. Any such certificate may be relied upon by Lessee or any actual or prospective assignee or sublessee of the Premises.

                  (b) Lessee will deliver to Lessor within 30 days (except as set forth below) of filing, sending or otherwise making public, upon request copies of all periodic reports filed by Lessee with the Securities and Exchange Commission ("SEC") (including, without limitation, all 8-K, 10-K and 10-Q reports pursuant to Section 13(a) of the Securities Act of 1934, as amended (the "1934 ACT") and all proxy statements of Lessee to its stockholders; provided, however, that, if such statements and reports are not required to be filed or do not include the following information, Lessee will deliver to Lessor with respect to Lessee the following:

                           (i) within seven days after filing with the SEC but
                  in no event more than 120 days after the end of each fiscal year of Lessee, (1) a balance sheet of Lessee and its consolidated subsidiaries as of the end of such year, (2) a statement of profits and losses of Lessee and its consolidated subsidiaries for such year and (3) a statement of cash flows of Lessee and its consolidated subsidiaries for such year, setting forth in each of (1), (2) and (3) above, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope and certified by independent certified public accountants of recognized national standing selected by Lessee, and within 60 days after the end of each fiscal quarter of Lessee a balance sheet of Lessee and its consolidated subsidiaries as of the end of such quarter and statements of profits and losses of Lessee and its consolidated subsidiaries for such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified by an officer of Lessee, all of the foregoing financial statements being prepared in accordance with generally accepted accounting principles, consistently applied, except as otherwise indicated in such statements; and

                           (ii) Upon request of Lessor, with reasonable
                  promptness, such additional financial statements and information (including, without limitation, copies of public reports filed by Lessee or financial statements and information delivered by Lessee to its shareholders or lenders and, if Lessee is part of a consolidated group, its financial statement consolidating entries in reasonable detail) regarding the business affairs and financial condition of Lessee as Lessor may reasonably request.

                  (c) Lessor, the Mortgagee and their agents and designees may enter upon and examine the Premises at reasonable times during normal business hours and on reasonable advance written notice and show the Premises to prospective mortgagees and/or purchasers. Except in the event of emergency, Lessee may designate an employee to accompany Lessor or the Mortgagee, their agents and designees on such examinations and showings. Lessee will provide, upon Lessor's request, all information regarding the

         Premises, including, but not limited to, a current rent roll, an operating statement reflecting all income from subleases and all operating expenses for the Premises. An appropriate officer of Lessee will certify all such information. In addition, upon the reasonable request of Lessor, Lessee will make available at Lessee's selection officers, managers or employees of Lessee to discuss with Lessor the business affairs of Lessee.

                                   ARTICLE IX

         SECTION 9.01 NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises by reason of the fact that the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate, as well as the fee estate in the Premises or any interest in such fee estate.

         SECTION 9.02 SURRENDER. Upon the expiration or termination of this Lease, Lessee shall surrender the Premises to Lessor in good repair and condition except for any damage resulting from Condemnation not required to be repaired by Lessee or Casualty not required to be repaired by Lessee or normal wear and tear not required to be repaired by Lessee. The provisions of this Section and Article III shall survive the expiration or other termination of this Lease.

         SECTION 9.03 ASSUMPTION. It shall be a condition precedent to the consolidation of Lessee with one or more Persons and to the sale or other disposition of all or substantially all of the assets of Lessee to one or more Persons that the surviving entity or transferee of assets, as the case may be, shall deliver to Lessor, and any assignee of any interest of Lessor, an acknowledged instrument assuming all obligations, covenants and responsibilities of Lessee hereunder.

         SECTION 9.04 SEPARABILITY; BINDING EFFECT; GOVERNING LAW. Each provision hereof shall be separate and independent, and the breach of any provision by Lessor shall not discharge or relieve Lessee from any of its obligations hereunder. Each provision hereof shall be valid and shall be enforceable to the extent not prohibited by law. If any provision hereof or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. All provisions contained in this Lease shall be binding upon, inure to the benefit of and be enforceable by the successors and assigns of Lessor to the same extent as if each such successor and assign were named as a party hereto. All provisions contained in this Lease shall be binding upon the successors and assigns of Lessee and shall inure to the benefit of and be enforceable by the permitted successors and assigns of Lessee in each case to the same extent as if each successor and assign were named as a party hereto. This Lease shall be governed by and interpreted in accordance with the laws of the state in which the Premises are located.

         SECTION 9.05 TABLE OF CONTENTS AND HEADINGS; INTERNAL REFERENCES. The table of contents and the headings of the various paragraphs and schedules of this Lease have been inserted for reference only and shall not to any extent have the effect of modifying the express terms and provisions of this Lease. Unless stated to the contrary, any references to any Section, subsection, Schedule and the like contained herein are to the respective Section, subsection, Schedule and the like of this Lease.

         SECTION 9.06 COUNTERPARTS. This Lease may be executed in two or more counterparts and shall be deemed to have become effective when and only when one or more of such counterparts shall have been executed by or on behalf of each of the parties hereto (although it shall not be necessary that any single counterpart be executed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument) and shall have been delivered by each of the parties to the other.

         SECTION 9.07 LESSOR'S LIABILITY.Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that there shall be absolutely no personal liability on the part of any partner, director, member, officer or shareholder of Lessor, its successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and any liability on the part of Lessor shall be limited solely to the Premises, such exculpation of liability to be absolute and without any exception whatsoever.

         Notwithstanding the foregoing, Lessor shall be fully liable for the following:

                  (a) willful failure to pay and discharge or otherwise obtain a release of any lien created by Lessor against the Premises after Lessee has exercised its rights to terminate this Lease and purchase the Premises;

                  (b) willful failure to apply all insurance proceeds, condemnation awards or other similar funds or payments attributable to the Premises, which are actually received by Lessor in accordance with the terms hereof;

                  (c) fraud or misrepresentation by Lessor which causes a material loss or damage to Lessee; and

                  (d) any assignment, conveyance or transfer of Lessor's interest in the Premises in violation of this Lease;

provided, however, that if Lessor's Mortgagee, if any, shall have become the Lessor hereunder as a result of a foreclosure of a Mortgage or other action at law or equity, then such Mortgagee shall not be personally liable for the matters listed in the foregoing clauses (a) - (d) of this Section 9.07.

         SECTION 9.08 AMENDMENTS AND MODIFICATIONS. Except as expressly provided herein, this Lease may not be modified or terminated except by a writing signed by Lessor and Lessee.

         SECTION 9.09 ADDITIONAL RENT. All amounts other than Basic Rent which Lessee is required to pay or discharge pursuant to this Lease, including the charge provided for by Section 7.03(e) hereof, shall constitute additional rent.

         SECTION 9.10 CONSENT OF LESSOR. Except as specifically set forth in this Lease, all consents and approvals to be granted by Lessor shall not be unreasonably withheld or delayed, and Lessee's sole remedy against Lessor for the failure to grant any consent shall be to seek injunctive relief. In no circumstance will Lessee be entitled to damages with respect to the failure to grant any consent or approval.

         SECTION 9.11 OPTIONS. The options to extend the Primary Term or any existing Extended Term created in this Lease are exercisable only as long as this Lease is in effect and has not expired or been terminated.

         SECTION 9.12 SCHEDULES. Attached hereto are Schedules A, B, C, D and E referred to in this Lease, which Schedules are hereby incorporated by reference herein.

         SECTION 9.13 FORCE MAJEURE. If either party shall be delayed or hindered in, or prevented from, the performance of any non-monetary covenant or obligation hereunder, as a result of an event of Force Majeure, then the performance of such non-monetary covenant or obligation shall be excused for the period of such delay, hindrance or prevention, and the period for the performance of such non-monetary covenant or obligations shall be extended by the number of days equivalent to the number of days of such delay, hindrance or prevention. For purposes of this Lease, the term "Force Majeure" shall mean any strike, lockout, shortage of labor, fuel or materials, acts of God, adverse weather conditions not reasonably anticipated, Legal Requirement, enemy act, riot, insurrection or other civil commotion, fire or other casualty or any other cause or circumstance beyond the reasonable control of Lessor or Lessee, as the case may be. Force Majeure shall not apply to either party's obligation to make payments hereunder.

         SECTION 9.14 DESIGNATION. Lessor hereby appoints and designates Royalton Investors, LLC as the representative of Lessor hereunder and Royalton Investors, LLC shall have all right and authority to act on behalf of Lessor hereunder.

         SECTION 9.15 QUIET ENJOYMENT. Upon due performance of the covenants and agreements to be performed by Lessee under this Lease, Lessor covenants that Lessee shall at all times peaceably and quietly have, hold and enjoy the Premises during the Lease Term.

         SECTION 9.16 SIGNS. Lessee shall have the exclusive right to name and place signage upon the Premises or structures comprising the Premises. All such signage shall be maintained by Lessee in accordance with Legal Requirements.

         SECTION 9.17 GRANTING OF EASEMENTS. So long as no Event of Default hereunder then exists, Lessor shall, from time to time at the request of Lessee (and at Lessee's sole cost and expense): (a) grant, in the ordinary course of business, easements, licenses, rights of way and other rights and privileges in the nature of easements; (b) release, in the ordinary course of business, existing easements and appurtenances that benefit the Land; (c) dedicate or transfer unimproved portions of the Land for road, highway or other public purposes; (d) execute petitions to have the Land and Improvements annexed to any municipal corporation or utility district; (e) execute amendments to any covenants and restrictions affecting the Land and Improvements; and (f) execute and deliver any instrument, in form and substance reasonably acceptable to Lessor, necessary or appropriate to make or confirm such grants or releases to any person, with or without consideration, but only if Lessor shall have received (i) a certificate from a vice president of Lessee stating that such grant or release is recommended in the ordinary course of Lessee's business, does not interfere with and is not detrimental to the conduct of business on the Premises and does not materially impair the usefulness of the Premises or materially impair the value of the Premises; (ii) a duly authorized and binding undertaking by

Lessee that it will remain obligated under this Lease to the same extent as if such grant, release, dedication, transfer, petition or amendment had not been made, and that Lessee will perform all obligations of Lessor under such instrument during the Lease Term; and (iii) such consents and approvals as may be required of or by the Mortgagee under the Mortgage or otherwise (which consents and approvals Lessor shall use commercially reasonable efforts to obtain). If, after all required Mortgagee consents and approvals have been obtained, Lessor fails to respond to Lessee's request to join in executing any of the instruments referred to above in compliance with this Section 9.18 within 30 days after Lessee's request, then Lessor shall be deemed to have consented to such instrument, and Lessee is hereby granted a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to execute any such instrument on behalf of Lessor.

         SECTION 9.18 RECORDING OF LEASE. Lessor and Lessee will execute, acknowledge, deliver and cause to be recorded or filed in the manner and place required by any present or future law a memorandum of this Lease and any amendments hereto.

         SECTION 9.19 ARBITRATION. All disputes or claims arising out of this Lease shall be governed by and resolved in accordance with the arbitration procedures set forth on Schedule D attached hereto.

          [ The remainder of this page is intentionally left blank. ]

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                               LESSOR:
WITNESS: ROYALTON INVESTORS, LLC and BIG T INVESTMENTS, L.L.C., as tenants in common

                                               ROYALTON INVESTORS, LLC
 /s/ Charles A. Benner
-------------------------------                By: /s/ W. Scott Blake
Print                                             -----------------------------
Name: Charles A. Benner                           Print
     ---------------------------                  Name: W. Scott Blake
                                                       ------------------------
                                                  Title: Manager
                                                        -----------------------
 /s/ Brian N. Wanek
-------------------------------
Print
Name: Brian N. Wanek
     ---------------------------

                                               BIG T INVESTMENTS, L.L.C.
 /s/ Bridget L. Livingstone
-------------------------------                By: /s/ Patrick Terrell
Print                                             -----------------------------
Name: Bridget L. Livingstone                      Print
     ---------------------------                  Name: Patrick Terrell
                                                       ------------------------
                                                  Title: Manager
                                                        -----------------------
 /s/ Thomas K. Hooper
-------------------------------
Print
Name: Thomas K. Hooper
     ---------------------------



                                                LESSEE:
                                                CERES GROUP, INC.
 /s/ Patrick J. Sweeney
-------------------------------                By: /s/ Larry E. Wharton
Print                                             -----------------------------
Name: Patrick J. Sweeney                          Print
     ---------------------------                  Name: Larry E. Wharton
                                                       ------------------------
                                                  Title: Snr. VP & Treasurer
                                                        -----------------------
 /s/ Kathleen L. Mesel
-------------------------------
Print
Name: Kathleen L. Mesel
     ---------------------------

STATE OF Wiconsin                   )
                                    ) SS.
COUNTY OF Milwaukee                 )


                  On this 1st day of August, 2001, before me, a Notary Public, personally appeared W. Scott Blake, to me personally known, who being by me duly sworn, did say that he/she is the Manager of Royalton Investors, LLC, and that this instrument was signed and sealed on behalf of such limited liability company, and he/she acknowledges the execution of this instrument as his/her free act and deed and that of such limited liability company.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                Name: /s/ Charles A. Benner
                                     --------------------------------------
                                     Notary Public (My Commission: is permanent)
                                     State of Wisconsin, County of Milwaukee
[NOTARIAL SEAL]



STATE OF Oregon                     )
                                    ) SS.
COUNTY OF _________________         )


                  On this 1 day of August, 2001, before me, a Notary Public, personally appeared Patrick Terrell, to me personally known, who being by me duly sworn, did say that he/she is the _________________ of Big T Investments, L.L.C., and that this instrument was signed and sealed on behalf of such limited liability company, and he/she acknowledges the execution of this instrument as his/her free act and deed and that of such limited liability company.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                Name: /s/ Debra Findlay
                                     --------------------------------------
                                     Notary Public (My Commission: 10/25/03)
                                                                   ---------
                                     State of OR, County of ________
[NOTARIAL SEAL]



STATE OF Ohio                       )
                                    ) SS.
COUNTY OF Cuyahoga                  )


                  On this 31st day of July, 2001, before me, a Notary Public, personally appeared Larry E. Wharton, to me personally known, who being by me duly sworn, did say that he/she is the Snr. VP & Treasurer of Ceres Group, Inc., and that this instrument was signed and sealed on behalf of such corporation, and he/she acknowledges the execution of this instrument as his/her free act and deed and that of such corporation.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                Name: /s/ Terri A. Kaletta
                                     --------------------------------------
                                     Notary Public (My Commission: 11/28/03)
                                                                   ---------
                                     State of Ohio, County of Cuyahoga
[NOTARIAL SEAL]


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                                   SCHEDULE A

                                     PART I

                                LEGAL DESCRIPTION

Situated in the City of Strongsville, County of Cuyahoga and State of Ohio, and known as being a single consolidated parcel of land as shown on the Lot Consolidation, recorded in Volume 298 of Maps, Page 86 of Cuyahoga County Records, being part of Original Strongsville Township Lot Number 46, bounded and described as follows:

Beginning at a point in the original centerline of Royalton Road, State Route 82, (60 feet wide, now 80 feet wide) at the southwesterly corner of land conveyed to Ledgehill Office Building LTD by deed recorded in Volume 15645, Page 341 of Cuyahoga County Records, said point being South 88(degree)47'04" West,
457.43 feet from a 1" iron pin monument found at the southeasterly corner of Original Strongsville Lot Number 46;

Thence along the original centerline of Royalton Road, South 88(degree)47'04" West, passing through a 1" iron pin monument at 120.25 feet, a total distance of
405.96 feet to an angle point in the original centerline of Royalton Road;

Thence continuing along the original centerline of Royalton Road, North 74(degree)14'09" West, 389.57 feet to the southeasterly corner of land conveyed to Howard Hirt and Maude C. Hirt by deed dated November 1, 1943 and recorded in Volume 5639, Page 370 of Cuyahoga County Records, said point being South 74(degree)14'09" East, 1507.84 feet from a 1" iron pin monument found at the intersection of the centerline of Royalton Road and the easterly line of Strongsville Public Square;

Thence along the easterly line of land so conveyed to Howard Hirt and Maude C. Hirt, North 02(degree)09'10" East, 388.16 feet to a point witnessed by 5/8" iron pin found good East and West and 0.19 feet North;

Thence North 87(degree)50'50" West, 220.83 feet to the normal centerline of an unnamed tributary of the East Branch of Rocky River;

Thence along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 62(degree)25'10" East, 31.70 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 06(degree)47'40" East, 75.55 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 20(degree)39'50" West, 52.48 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 13(degree)22'10" East, 130.85 feet to an angle point therein;



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Thence continuing along the normal centerline of an unnamed tributary of the
East Branch of Rocky River, North 55(degree)42'27" East 156.58 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 47(degree)39'15" East, 79.50 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 67(degree)05'38" East, 140.30 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 46(degree)37'59" East, 223.75 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 17(degree)27'29" East, 75.04 feet to an angle point therein;

Thence continuing along the normal centerline of an unnamed tributary of the East Branch of Rocky River, North 28(degree)00'32" West, 27.94 feet to the southwesterly corner of Area "D" in the Ledgewood Subdivision Number 1 as recorded in Volume 201 of Maps, Page 69 of Cuyahoga County Records;

Thence along the southerly line of said Ledgewood Subdivision Number 1, North 79(degree)43'13" East, 476.04 feet to the southeasterly corner of Area "C" in the aforesaid Ledgewood Subdivision Number 1, witnessed by a 1" iron pin found good North and South and 0.29 feet East;

Thence South 00(degree)52'27" West, passing through a 5/8" iron pin set at 1250.86 feet, a total distance of 1290.89 feet to the place of beginning and containing 21.4783 acres of land according to a survey by Christopher J. Dempsey, P.S. #6914 of Dempsey & Neff, Inc. dated May 29, 2001. Be the same more or less but subject to all legal highways.

NOTE: Bearings indicated hereon are to an assumed meridian and are used to denote angles only. Monuments described as 5/8" iron pins set are 5/8" diameter by 36" rebar with cap stamped "D&N 7315 6914".


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


                                   SCHEDULE A

                                     PART II

                                   AGREEMENTS



                                      None

                                   SCHEDULE A

                                    PART III

                              PERMITTED EXCEPTIONS



1. Slope rights shown on Dedication Plat of Royalton Road, recorded in Volume 127 of Maps, Page 2 of Cuyahoga County Records.

2. Memorandum of Lease by Central Reserve Life Corporation, Landlord, to Central Reserve Life Insurance Company, Tenant, dated January 28, 1991, filed for record February 7, 1991 and recorded in Volume 91-0668, Page 17 of Cuyahoga County Records.

         Lease Extension Agreement, dated December 1, 2000, filed for record January 12, 2001 and recorded as Cuyahoga County Recorder's Document No. 200101120449.

3. Scenic Easement by Central Reserve Life Corporation to Walter Heddesheimer, et al, dated December 21, 1991, filed for record February 18, 1992 and recorded in Volume 92-1076, Page 53 of Cuyahoga County Records.

4. Right of Way Easement from Central Reserve Life Corporation to City of Strongsville, dated March 25, 1994, filed for record July 1, 1994 and recorded in Volume 94-6475, Page 37 of Cuyahoga County Records.

5. Grant of Easement between Central Reserve Life Corporation and City of Strongsville, dated August 13, 1998, filed for record December 29, 1998 and recorded as Cuyahoga County Recorder's Document No. 199812290830.

6. Rights of upper and lower and abutting riparian owners and of the State of Ohio and the County of Cuyahoga and the public generally in and to the waters of an unnamed creek and to the uninterrupted natural flow thereof free of pollution from the Premises and subject to the possibilities of accretion of avulsion which might change boundaries established by said unnamed creek.

7. 5 foot wood fence encroaches 2.20 feet onto the property at its Southwesterly corner, as shown on ALTA/ACSM Land Title Survey by Dempsey & Neff, Inc., Job No. 6815, dated June 13, 2001.

                                   SCHEDULE A

                                     PART IV

                               SEVERABLE PROPERTY

         All apparatus, personal property, trade fixtures, inventory, equipment, machinery, fittings, furniture, furnishings, chattel, materials and supplies located on and used in, or related to Lessee's business, including, but not limited to, mainframe computers, kitchen equipment and telephone and similar systems and articles of personal property of every kind and nature whatsoever, and any additions, replacements, accessions and substitutions thereto or therefor, and all proceeds of all of the foregoing, or any part of the foregoing used or usable in connection with any present or future operation or letting (or subletting) of such leasehold interest or the activities at any time conducted thereon and now or hereafter owned by Lessee or by any sublessor or other person or entity using all or any part of the Premises by, through, or under (or with the express or implied consent of) Lessee.

                                   SCHEDULE B

                                     PART I

                       THE PRIMARY TERM AND EXTENDED TERMS

                                  Commencement                   Expiration
                                  ------------                   ----------

Primary Term:                     August 1, 2001              July 31, 2016

Extended Terms:

         1st Extended Term:      August 1, 2016              July 31, 2021
         2nd Extended Term:      August 1, 2021              July 31, 2026
         3rd Extended Term:      August 1, 2026              July 31, 2031
         4th Extended Term:      August 1, 2031              July 31, 2036

                                            PART II

                                          BASIC RENT
                                         PRIMARY TERM

                      -------------------------- ------------------------
                                Years            Annual Rental Payments
                      -------------------------- ------------------------
                                  1                    $1,736,000
                      -------------------------- ------------------------
                                  2                    $1,735,358
                      -------------------------- ------------------------
                                  3                    $1,773,545
                      -------------------------- ------------------------
                                  4                    $1,845,539
                      -------------------------- ------------------------
                                  5                    $1,844,314
                      -------------------------- ------------------------
                                  6                    $1,960,843
                      -------------------------- ------------------------
                                  7                    $1,959,095
                      -------------------------- ------------------------
                                  8                    $1,957,038
                      -------------------------- ------------------------
                                  9                    $1,954,632
                      -------------------------- ------------------------
                                 10                    $1,951,838
                      -------------------------- ------------------------
                                 11                    $2,084,609
                      -------------------------- ------------------------
                                 12                    $2,080,896
                      -------------------------- ------------------------
                                 13                    $2,076,643
                      -------------------------- ------------------------
                                 14                    $2,071,788
                      -------------------------- ------------------------
                                 15                    $2,066,265
                      -------------------------- ------------------------
                                        EXTENDED TERMS
                      ---------------------------------------------------
                                16-20                  $2,184,000
                      -------------------------- ------------------------
                                21-25                  $2,298,000
                      -------------------------- ------------------------
                                26-30                Fair Market as
                                                    determined in the
                                                     Lease Agreement
                      -------------------------- ------------------------
                                31-35                Fair Market as
                                                    determined in the
                                                     Lease Agreement
                      -------------------------- ------------------------

                                   SCHEDULE C

                           WIRE TRANSFER INSTRUCTIONS

Wire to:                  Central Illinois Bank
                          Rantoul, IL

ABA:                      071122933

For Further Credit To:    Marine Bank

With Further Credit To:   Royalton Investors, LLC and Big T Investments, L.L.C.
                          Account #724289

Special Instructions:     Please notify Karen Chojnacki @ (414) 272-2200 ext. 24

                                   SCHEDULE D

                             ARBITRATION PROCEDURES

As to any dispute or claim (the "DISPUTE") to which this Schedule D applies, within seven (7) business days after written request (the "REQUEST") by either party, the parties promptly shall hold an initial meeting to attempt in good faith to negotiate a settlement of the Dispute. If the parties have not resolved the Dispute through such initial meeting within 30 days after the Request, then, upon written demand by either party, the Dispute shall be submitted to arbitration (the "ARBITRATION") for resolution by an arbitrator or a panel of arbitrators whose number shall be determined, and who shall be selected in accordance with the rules of the American Arbitration Association (the "AAA"). Arbitration shall be conducted in Chicago, Illinois, in accordance with then current Commercial Arbitration Rules of the AAA. The parties agree that any Disputes that arise out of such a written settlement agreement or award during the term of this Lease shall be the binding and final determination on the merits of such Dispute, provided that any party may institute legal proceedings in a court of competent jurisdiction to enforce judgment upon an Arbitration award in accordance with applicable law. Each party shall pay its own costs and fees in connection with the arbitration proceedings and one-half of any fees or expenses charged by the AAA.

                  Notwithstanding any more restrictive provisions of the AAA Commercial Arbitration Rules, each party shall be entitled to such discovery rights in the arbitration as are then provided for in the Federal Rules of Civil Procedure, and the arbitrator(s) shall have the power to enforce any discovery remedies or sanctions provided for by the Federal Rules of Civil Procedure. The parties shall have the right to join such additional parties as may be necessary for a full and complete resolution of the Dispute; provided, that, such additional parties shall have consented (either in advance or at the time they are joined) to Arbitration.



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                                   SCHEDULE E

                                     FORM OF
                    SUBORDINATION, NONDISTURBANCE, ATTORNMENT
                      AND LESSEE-LESSOR ESTOPPEL AGREEMENT

                                TABLE OF CONTENTS


ARTICLE I..................................................................1

SECTION 1.01               LEASE OF PREMISES; TITLE AND CONDITION..........1
SECTION 1.02               USE.............................................1
SECTION 1.03               TERM............................................1
SECTION 1.04               OPTIONS TO EXTEND THE TERM......................2
SECTION 1.05               RENT............................................2

ARTICLE II.................................................................4

SECTION 2.01               MAINTENANCE AND REPAIR..........................4
SECTION 2.02               ALTERATIONS, REPLACEMENTS AND ADDITIONS.........5

ARTICLE III................................................................5

SECTION 3.01               SEVERABLE PROPERTY..............................5
SECTION 3.02               REMOVAL.........................................5

ARTICLE IV.................................................................6

SECTION 4.01               LESSEE'S ASSIGNMENT AND SUBLETTING..............6
SECTION 4.02               TRANSFER OR PLEDGE BY LESSOR....................6

ARTICLE V..................................................................7

SECTION 5.01               NET LEASE.......................................7
SECTION 5.02               TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW......8
SECTION 5.03               LIENS...........................................9
SECTION 5.04               INDEMNIFICATION................................10
SECTION 5.05               PERMITTED CONTESTS.............................10
SECTION 5.06               ENVIRONMENTAL COMPLIANCE.......................10

ARTICLE VI................................................................12

SECTION 6.01               PROCEDURE UPON PURCHASE........................12
SECTION 6.02               CONDEMNATION AND CASUALTY......................13
SECTION 6.03               INSURANCE......................................15

ARTICLE VII...............................................................17

SECTION 7.01               CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS....17
SECTION 7.02               BANKRUPTCY OR INSOLVENCY.......................20
SECTION 7.03               ADDITIONAL RIGHTS OF LESSOR....................20

ARTICLE VIII..............................................................22


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SECTION 8.01               NOTICES AND OTHER INSTRUMENTS..................22
SECTION 8.02               ESTOPPEL CERTIFICATES; FINANCIAL INFORMATION...23

ARTICLE IX................................................................24

SECTION 9.01               NO MERGER......................................24
SECTION 9.02               SURRENDER......................................24
SECTION 9.03               ASSUMPTION.....................................24
SECTION 9.04               SEPARABILITY; BINDING EFFECT; GOVERNING LAW....25
SECTION 9.05               TABLE OF CONTENTS AND HEADINGS; INTERNAL
                              REFERENCES..................................25
SECTION 9.06               COUNTERPARTS...................................25
SECTION 9.07               LESSOR'S LIABILITY.............................25
SECTION 9.08               AMENDMENTS AND MODIFICATIONS...................26
SECTION 9.09               ADDITIONAL RENT................................26
SECTION 9.10               CONSENT OF LESSOR..............................26
SECTION 9.11               OPTIONS........................................26
SECTION 9.12               SCHEDULES......................................27
SECTION 9.13               FORCE MAJEURE..................................27
SECTION 9.14               DESIGNATION....................................27
SECTION 9.15               QUIET ENJOYMENT................................27
SECTION 9.16               SIGNS..........................................27
SECTION 9.17               GRANTING OF EASEMENTS..........................27
SECTION 9.18               RECORDING OF LEASE.............................28
SECTION 9.19               ARBITRATION....................................28



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